EXHIBIT 99.1
                                                                    ------------


                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE SOUTHERN DISTRICT OF GEORGIA
                                SAVANNAH DIVISION

----------------------------------------
In re:                                   )   Case No. 05-40129
                                         )
FRIEDMAN'S INC., et al.,                 )   Chapter 11
                                         )   Jointly Administered
                  Debtors.               )
                                         )   Hon. Lamar W. Davis, Jr.
----------------------------------------

           ORDER APPROVING (I) DISCLOSURE STATEMENT; (II) SOLICITATION
                  AND RELATED PROCEDURES FOR CONFIRMATION; AND
             (III) HEARING DATE TO CONSIDER CONFIRMATION OF THE PLAN
             -------------------------------------------------------

         This matter having come before the Court upon the motion, dated August 19, 2005 (the "Solicitation Procedures Motion"), of Friedman's Inc. ("Friedman's") and certain of its subsidiaries and affiliates, debtors and debtors-in-possession in the above- captioned cases (collectively, the "Debtors"), for an order pursuant to 11 U.S.C. ss. 105(a), 1125, and 1126 and Rules 3003, 3017, 3018, and 3020 of the Federal Rules of Bankruptcy Procedure, requesting entry of an order approving (i) the Disclosure Statement (defined below); (ii) solicitation and related procedures for confirmation, including (a) a voting record date, voting deadline, and procedures for the temporary allowance of certain claims for voting purposes; (b) procedures for filing objections to the First Amended Joint Plan of Reorganization of Friedman's Inc. and Certain Affiliates, Debtors and Debtors-In-Possession, dated September 19, 2005 (as subsequently amended, supplemented, or otherwise modified, the "Plan"); and (c) procedures for soliciting and tabulating votes on the Plan; and (iii) a hearing date to consider confirmation of the Plan; the Court having reviewed the Disclosure Statement With Respect to the First Amended Joint Plan of Reorganization of Friedman's Inc. and Certain Affiliates, Debtors and Debtors-In-Possession, dated September 19, 2005 (as subsequently amended, supplemented, or otherwise modified, the "Disclosure Statement"); a hearing having been held on September 19, 2005 (the "Disclosure Statement Hearing"), at which time all interested parties were offered an opportunity to be heard with respect to the Disclosure Statement and Solicitation Procedures Motion; and the Court having reviewed and considered (i) the Disclosure Statement and objections thereto, (ii) the Solicitation Procedures Motion, (iii) the arguments of counsel made, and the evidence proffered or adduced, at the Disclosure Statement Hearing; and it appearing to the Court that (i) it has jurisdiction over the matters raised in the Motion pursuant to 28 U.S.C. ss. 157 and 1334; (ii) this is a core proceeding pursuant to 28 U.S.C. s. 157(b)(2); (iii) the relief requested in the Motion is in the best interests of the Debtors, their estates and their creditors; (iv) proper and adequate notice of the Motion and the hearing thereon has been given and that no other or further notice is necessary; and (v) upon the record herein after due deliberation thereon, that the relief should be granted as set forth below,

         IT IS HEREBY ORDERED AS FOLLOWS:

A.       Approval of the Disclosure Statement
         ------------------------------------

                  1. Pursuant to Rule 3017(b) of the Federal Rules of Bankruptcy Procedure, (a) the Disclosure Statement is approved as containing adequate information within the meaning of Section 1125(a) of Chapter 11 of Title 11 of the United States Code, 11 U.S.C. ss. 101, et. seq. (the "Bankruptcy Code"), and (b) to the extent not withdrawn, settled or otherwise resolved, all objections to the Disclosure Statement are overruled.

B.       Establishment of Record Date, Voting Deadline,
         and Procedures for Temporary Allowance of Certain Claims
         --------------------------------------------------------

         1.       Record Date
                  -----------

                  2. Notwithstanding anything to the contrary in Bankruptcy Rule 3018(a), the record date (the "Record Date") for determining (a) creditors and interest holders entitled to receive Solicitation Packages (as defined below) and other notices and (b) creditors entitled to vote to accept or reject the Plan shall be September 1, 2005.

         2.       Voting Deadline
                  ---------------

                  3. The last date and time (the "Voting Deadline") by which ballots for accepting or rejecting the Plan must be received by the Voting Agent (as defined below) in order to be counted shall be November 10, 2005 at 8:00 p.m. (Eastern Time). Ballots must be returned to the Voting Agent (as defined below) on or prior to the Voting Deadline by (a) mail in the return envelope provided with each ballot, (b) overnight delivery, or (c) hand delivery, in order to be counted. Ballots submitted by electronic or facsimile transmission only shall not be counted.

         3.       Procedures for Temporary
                  Allowance of Certain Claims for Voting
                  --------------------------------------

                  4. Claims to Which Debtors Have Objected. Any holder of a claim or interest against which the Debtors filed an objection to expunge or disallow such claim shall not be entitled to vote on the Plan and shall not be counted in determining whether the requirements of Section 1126(c) of the Bankruptcy Code have been met with respect to the Plan (except to the extent and in the manner as may be set forth in the objection) (a) unless the claim has been temporarily allowed for voting purposes pursuant to Bankruptcy Rule 3018(a) and in accordance with this Order or (b) except to the extent that, on or before the Voting Deadline, the objection to such claim or interest has been withdrawn or resolved in favor of the creditor or interest holder asserting the claim or interest. Nothing in these procedures shall affect the Debtors' right to object to any proof of claim on any ground or for any purpose.

                  5. Unliquidated Claims. Any claim held by a person or entity who timely filed a proof of claim reflecting a claim or portion of a claim that is unliquidated shall be allowed temporarily for voting purposes only, and not for purposes of allowance or distribution, for that portion of such claim that is not unliquidated, or, if the entire claim is reflected as unliquidated, then such claim will be counted for purposes of determining whether a sufficient number of the allowed claims in such class has voted to accept the Plan, but the allowed amount of the claim for voting purposes will be $0, subject to the right of such holder to file a motion for temporary allowance for voting purposes pursuant to Bankruptcy Rule 3018(a) and in accordance with this Order.

                  6. Contingent Claims. Any claim held by a person or entity who timely filed a proof of claim reflecting a claim or portion of a claim that is contingent shall be disallowed in its entirety for voting purposes only, and not for purposes of allowance or distribution, subject to the right of such holder to file a motion for temporary allowance for voting purposes pursuant to Bankruptcy Rule 3018(a) and in accordance with this Order.

                  7. Notice to Disputed, Unliquidated, and Contingent Claimholders. Recipients of an objection to expunge their claim, any person or entity who timely filed a proof of claim reflecting a claim or portion of a claim that is unliquidated, and any person or entity who timely filed a proof of claim reflecting a claim or portion of a claim that is contingent shall receive a Solicitation Package which includes a notice of voting status due to disputed, unliquidated or contingent claim (the "Notice of Voting Status For Holders of Disputed, Unliquidated or Contingent Claims"), substantially in the form attached as Exhibit A to this Order. The Notice of Voting Status For Holders of Disputed, Unliquidated or Contingent Claims shall inform such person or entity that its claim has been objected to, or that such entity is the holder of a contingent or unliquidated claim and, absent filing a Rule 3018(a) Motion (defined below) by the Rule 3018(a) Motion Deadline (defined below), in the manner described below, it is precluded from submitting a vote for such claim. Such persons who do not receive a ballot may contact the Voting Agent (defined below) to receive a ballot for any such claim if a Rule 3018(a) Motion is timely filed.

                  8. Rule 3018(a) Motions and Deadline. The deadline (the "Rule 3018(a) Motion Deadline") for filing motions requesting temporary allowance of a movant's claim or interest for purposes of voting pursuant to Rule 3018(a) of the Federal Rules of Bankruptcy Procedure ("Rule 3018(a) Motions") shall be October 24, 2005 at 4:00 p.m. (Eastern Time); provided, however, that if the Debtors object to a claim on or after October 14, 2005, the Rule 3018(a) Motion Deadline shall be extended as to such claim such that the holder thereof shall have at least 10 days to file a Rule 3018(a) Motion. Such Motions must be filed and served on the Notice Parties (defined below) and in the manner set forth herein so as to be received not later than 4:00 p.m. (Eastern Time) on the Rule 3018(a) Motion Deadline.

                  9. Any party timely filing and serving a Rule 3018(a) Motion shall be provided a ballot and be permitted to cast a provisional vote to accept or reject the Plan. The Debtors may file an objection to any Rule 3018(a) Motion. If, and to the extent that, the Debtors and such party are unable to resolve the issues raised by the Rule 3018(a) Motion prior to the Voting Deadline, then there shall be a hearing on the Rule 3018(a) Motion on November 14, 2005, at which the Court shall determine whether the provisional ballot should be counted as a vote on the Plan.

C. Approval of the Form and Manner of Confirmation Hearing Notice, Objection Deadline, and Procedures for Filing Confirmation Objections
         ---------------------------------------------------------------------

                  10. Pursuant to Rule 3017(c) of the Federal Rules of Bankruptcy Procedure, the hearing on confirmation of the Plan (the "Confirmation Hearing") shall be November 21, 2005 at 10:00 a.m. (Eastern Time), to be continued, if necessary, at the Court's direction, to November 22, 2005 (the "Confirmation Hearing Date") and to such additional date as shall be necessary.

         1.       Form of Confirmation Hearing Notice
                  -----------------------------------

                  11. The notice of the Confirmation Hearing Date and related matters attached to this Order as Exhibit B (the "Confirmation Hearing Notice"), is hereby approved.

         2.       Notice to Parties Under Bankruptcy Rules
                  2002(b), 2002(d), 2002(j) and 2002(k)
                  -------------------------------------

                  12. The Debtors shall include a copy of the Confirmation Hearing Notice in each of the Solicitation Packages to be mailed by the Voting Agent (defined below) no later than September 30, 2005 (the "Solicitation Mailing Deadline") to holders of claims and interests in classes 1, 2, 3, 4a, 4b, 5, 6, 8 and 9 under the Plan, as well as the Securities and Exchange Commission, the District Director of the Internal Revenue Service, and the United States Trustee.

         3.       Manner of Notice by Publication
                  -------------------------------

                  13. In addition to including the Confirmation Hearing Notice in the Solicitation Packages, the Debtors shall supplement such notice by causing the Confirmation Hearing Notice to be published in the national edition of The New York Times, USA Today, The Wall Street Journal (national edition), The Atlanta Journal Constitution, and Savannah Morning News on or before September 30, 2005.

         4.       Notice to Parties to Executory Contracts and
                  Unexpired Leases and Taxing Authorities
                  ---------------------------------------

                  14. The Debtors shall mail the Confirmation Hearing Notice to parties to executory contracts and unexpired leases as to which an assumption or rejection decision has not been made as of the date of the Disclosure Statement Hearing. The Debtors shall mail the Confirmation Hearing Notice to taxing authorities that hold or potentially hold un-classified priority tax claims against the Debtors.

         5.       Objection Deadline and Procedures for Confirmation Objections
                  -------------------------------------------------------------

                  15. Pursuant to Rule 3020(b)(1) of the Federal Rules of Bankruptcy Procedure, objections to confirmation of the Plan ("Confirmation Objections") shall be filed and served by 4:00 p.m. (Eastern Time) on November 10, 2005 (the "Confirmation Objection Deadline"). Confirmation Objections not timely filed and served in accordance with this Order shall not be considered.

                  16. Confirmation Objections, if any, must (a) be in writing, (b) comply with the Bankruptcy Rules and the Local Rules, (c) set forth the name of the objector and the nature and amount of any claim or interest asserted by the objector against or in the Debtors (specifying the appropriate Debtor), their estates or their property, (d) state with particularity the legal and factual bases for the objection, and (e) be filed with the Court together with proof of service, and served by personal service, overnight delivery, or first class mail, so as to be RECEIVED no later than the Confirmation Objection Deadline, by the following (collectively, the "Notice Parties"):

                  Counsel for the Debtors
                  -----------------------

                  Skadden, Arps, Slate, Meagher & Flom LLP
                  333 West Wacker Drive, Suite 2100
                  Chicago, Illinois 60606
                  Attn:    John Wm. Butler, Jr., Esq.
                           George N. Panagakis, Esq.
                           Mark A. McDermott, Esq.

                                    and

                  Inglesby, Falligant, Horne, Courington & Chisholm, P.C. 17 West McDonough Street, P.O. Box 1368
                  Savannah, Georgia 31402-1368
                  Attn:    Kathleen Horne, Esq.
                           Matthew E. Mills, Esq.

                  United States Trustee
                  ---------------------

                  The Office of the United States Trustee
                  222 West Oglethorpe Avenue, Suite 302
                  Savannah, Georgia 31401
                  Attn:    B. Amon James, Esq.

                  Counsel for the Official Unsecured Creditors' Committee
                  -------------------------------------------------------

                  Otterbourg, Steindler, Houston & Rosen, P.C.
                  230 Park Avenue
                  New York, New York 10169
                  Attn:    Glenn B. Rice, Esq.
                           Scott L. Hazan, Esq.

                  Ellis, Painter, Ratteree & Adams LLP
                  2 East Bryan Street, 10th Floor
                  Savannah, Georgia 31401
                  Attn:    David Adams, Esq.

                  Counsel to the Plan Investors
                  -----------------------------

                  Kasowitz, Benson, Torres & Friedman LLP
                  1633 Broadway Avenue
                  New York, NY  10019
                  Attn:    Andrew K. Glenn, Esq.
                           Richard F. Casher, Esq.

                  Paul, Weiss, Rifkind, Wharton & Garrison LLP
                  1285 Avenue of the Americas
                  New York, NY  10019
                  Attn:    Alan W. Kornberg, Esq.
                           Diane Meyers, Esq.

                  McKenna Long and Aldridge
                  303 Peachtree Street, Suite 5300
                  Atlanta, GA  30308
                  Attn:    Charles E. Campbell

D.       Solicitation Procedures
         -----------------------

         1.       Duties of Voting Agent
                  ----------------------

                  17. In connection with the solicitation of votes with respect to the Plan, Kurtzman Carson Consultants (the "Voting Agent") shall act as the voting agent for the solicitation of votes with respect to the Plan. The Voting Agent is authorized and directed to assist the Debtors in: (i) mailing Solicitation Packages (as defined below) and other notices, (ii) receiving, tabulating and reporting on ballots cast for or against the Plan by holders of claims against the Debtors, (iii) responding to inquiries from creditors and interest holders relating to the Plan, the Disclosure Statement, the ballots and matters related thereto, including, without limitation, the procedures and requirements for voting to accept or reject the Plan and for objecting to the Plan, (iv) soliciting votes on the Plan and (v) if necessary, contacting creditors and interest holders regarding the Plan.

         2.       Ballots
                  -------

                  18. The ballots in substantially the forms attached hereto as Exhibits C-1 to C-5, are approved and shall be used in connection with the solicitation of votes on the Plan by holders (and record holders) of claims against the Debtors in Classes 1, 4a, 4b, 5 and 6. The form of ballots attached hereto each contain sufficient disclosure regarding third party releases contained in the Plan.

                  19. All creditor ballots shall be accompanied by pre-addressed, postage prepaid return envelopes addressed to the Voting Agent at Kurtzman Carson Consultants LLC, 12910 Culver Blvd., Suite I, Los Angeles, California 90066, Attn: Friedman's Inc. Balloting.

         3.       Content and General Transmittal of Solicitation Package
                  -------------------------------------------------------

                  20. Pursuant to Rule 3017(d) of the Federal Rules of Bankruptcy Procedure, on or before the Solicitation Mailing Deadline, the Debtors shall transmit or cause to be transmitted, to the persons listed below, by United States mail, first class postage prepaid, or by hand or by overnight courier, a solicitation packet (the "Solicitation Package") containing a copy or conformed printed version of:

         (a)      the Confirmation Hearing Notice;

         (b)      the Disclosure Statement;

         (c) the Plan (which shall be furnished in the Solicitation Package as Appendix A to the Disclosure Statement);

         (d) this Solicitation Procedures Order (with no Exhibits attached);

         (e) a solicitation letter, if any, from the Official Unsecured Creditors' Committee; and

         (f) to the extent applicable, a ballot and/or notice appropriate for the specific creditor or equity holder, in substantially the forms approved by this Order and attached hereto (as may be modified for particular classes with instructions attached thereto).

                  21. The Debtors shall file all exhibits and schedules to the Plan with the Court on or before five days prior to the Voting Deadline (the "Exhibit Filing Date").

                  22. In addition to the parties set forth in paragraph 16 above, the following creditors and other persons shall receive the Solicitation Package (with exclusions noted herein and elsewhere in the Order): (i) the United States Trustee; (ii) the District Director of the Internal Revenue Service; (iii) the Securities and Exchange Commission; (iv) counsel to the Official Unsecured Creditors' Committee; (v) creditors holding allowed claims that are not classified in the Plan (e.g., Administrative Claims (as contemplated by the Motion) and Priority Tax Claims; (vi) creditors holding allowed claims designated as unimpaired (Classes 2 and 3), who are presumed to accept the plan, not entitled to vote, and, thus, will receive, in lieu of ballots, an Unimpaired Creditor Notice (defined below); (vii) creditors holding claims designated as impaired and entitled to vote on the Plan (classes 1, 4a, 4b, 5 and 6)(1) (A) who have filed timely proofs of claim (or untimely proofs of claim which have been allowed as timely by the Court under applicable law on or before the Record Date) that have not been disallowed by an order of the Court entered on or before the Solicitation Mailing Date and that are not the subject of a pending objection as of the Solicitation Mailing Date, or (B) whose claims are scheduled in the Debtors' schedules of assets and liabilities dated April 14, 2005 as amended on May 16, 2005 (the "Schedules") (other than those scheduled as (x) unliquidated, contingent, or disputed or (y) zero or unknown in amount), provided that such scheduled claims have not been amended and superseded by proofs of claim filed with respect thereto, in which case proviso
(A) of this subsection (vii) shall control.

                  23. So as to avoid duplication and reduce expenses, creditors who have filed duplicate claims in any given class shall receive only one Solicitation Package and allowed one ballot for voting their claims with respect to that class. Additionally, any creditors who have filed the same claim against multiple Debtors in the same class with respect to each such Debtor shall be entitled to receive only one Solicitation Package and allowed one ballot for voting their claims with respect to that class.

         4.       Transmittal to Certain Claim and Interestholders
                  ------------------------------------------------

                  24. The distribution of Solicitation Packages shall be subject to the following procedures as described below:

                  (a)      Contingent, Unliquidated, and Disputed Claims
                           ---------------------------------------------

                  25. Pursuant to Rule 3003(c)(2) of the Federal Rules of Bankruptcy Procedure, all persons or entities whose claim is (A) either (i) not scheduled, (ii) scheduled as disputed, contingent, or unliquidated or (iii) scheduled as zero or unknown in amount, and (B) who failed to timely file a proof of claim shall not be treated as a creditor with respect to such claim for the purpose of voting and distribution. Except as otherwise provided for herein, such claimants or interest holders shall not be mailed any documents or notices.

                  26. Claims to Which Debtors Have Objected. For any holder of a claim against which the Debtors filed an objection to expunge or disallow such claim, such claim shall be disallowed in its entirety for voting purposes, subject to the right of such holder to file a Rule 3018 Motion in the manner and by the time described in this Order. The Debtors shall send holders of such claims a Solicitation Package with a Notice of Voting Status For Holders of Disputed, Unliquidated or Contingent Claims.

                  27. Unliquidated Claims. For all persons or entities who timely filed a proof of claim reflecting a claim or a portion of a claim that is unliquidated, the Debtors shall distribute a Solicitation Package which contains a ballot and the Notice of Voting Status For Holders of Disputed, Unliquidated or Contingent Claims, informing such person or entity that his, her, or its claim has been allowed temporarily for voting purposes only, and not for purposes of allowance or distribution, for that portion of such claim that is not unliquidated, or, if the entire claim is reflected as unliquidated, then such claim will be counted for purposes of determining whether a sufficient number of the allowed claims in such class has voted to accept the Plan but the allowed amount of the claim for voting purposes will be $0, subject to the right of such holder to file a Rule 3018 Motion in the manner and by the time described in this Order.

                  28. Contingent Claims. For all persons who timely filed a proof of claim reflecting a claim or a portion of a claim that is contingent, such claim shall be disallowed in its entirety for voting purposes, subject to the right of such holder to file a Rule 3018 Motion in the manner and by the time described in this Order. The Debtors shall send holders of such claims a Solicitation Package with a Notice of Voting Status For Holders of Disputed, Unliquidated or Contingent Claims.

                  (b)      Unimpaired Creditors
                           --------------------

                  29. Pursuant to Section 1126(f) of the Bankruptcy Code, Classes 2 and 3 are deemed Unimpaired Creditors and, therefore, are conclusively presumed to accept the Plan; hence, solicitation of votes with respect to such classes of claims is not required. Therefore, such classes of claims shall receive a Solicitation Package with an unimpaired creditor notice, substantially in the form of Exhibit D attached to this Order (the "Unimpaired Creditor Notice"), in lieu of a ballot.

                  (c)      Subordinated Claims and Interests (Classes 8 and 9)
                           ---------------------------------------------------

                  30. Classes 8 and 9 shall be deemed to have rejected the Plan. The Debtors shall mail or deliver, no later than the Solicitation Mailing Deadline, to holders of Class 8 Subordinated Claims and Class 9 Interests the Confirmation Hearing Notice and the Notice of Non-Voting Status With Respect to Class 8 Subordinated Claims and Class 9 Interests, in substantially the form attached hereto as Exhibit E. All banks, brokerages, transfer agents and clearinghouses that have been identified as current record holders of the Class 9 Interests are ordered to cooperate in such mailing.

         5.       When No Notice or Transmittal Necessary
                  ---------------------------------------

                  31. Solicitation Packages shall not be sent to creditors whose claims are based solely on amounts scheduled by the Debtors but whose claims already have been paid in the full scheduled amount; provided, however, if, and to the extent that, any such creditor would be entitled to receive a Solicitation Package for any reason other than by virtue of the fact that its claim had been scheduled by the Debtors, such creditor will be sent a Solicitation Package in accordance with the procedures set forth above. In addition, no Solicitation Package shall be sent to any creditor who filed a proof of claim if the amount asserted in such proof of claim has already been paid.

                  32. The Debtors shall retain the discretion not to give notice or service of any kind upon any person to whom the Debtors mailed a Disclosure Statement Hearing Notice and received any of such notices returned by the United States Postal Service marked "undeliverable as addressed," "moved - left no forwarding address" or "forwarding order expired," or similar reason, unless the Debtors have been informed in writing by such person or entity of that person's or entity's new address.

         6.       Procedures for Vote Tabulation
                  ------------------------------

                  33. A summary of the voting results shall be filed with the Court on or before November 18, 2005. The original ballots themselves shall not be filed.

                  34.      Any ballot timely received that contains sufficient

information to permit the identification of the claimant and is cast as an acceptance or rejection of the Plan will be counted and will be deemed to be cast as an acceptance or rejection, as the case may be, of the Plan. The foregoing general procedures shall be subject to the following exceptions:

                           (a) If a Claim is deemed allowed in accordance with the Plan, such Claim is allowed for voting purposes in the deemed allowed amount set forth in the Plan;

                           (b) If a Claim for which a proof of claim has been timely filed is unliquidated, such Claim shall be temporarily allowed for voting purposes only, and not for purposes of allowance or distribution, for that portion of such claim that is not unliquidated, or, if the entire claim is reflected as unliquidated, then such claim will be counted for purposes of determining whether a sufficient number of the allowed claims in such class has voted to accept the Plan, but the allowed amount of the claim for voting purposes will be $0, subject to the right of such holder to file a Rule 3018 Motion;

                           (c) If a Claim has been estimated or otherwise allowed for voting purposes by order of the Court, such Claim is temporarily allowed in the amount so estimated or allowed by the Court for voting purposes only, and not for purposes of allowance or distribution;

                           (d) If a Claim is listed in the Schedules as contingent, unliquidated, or disputed and a proof of claim was not (i) filed by the applicable deadline to file proofs of claim ("Bar Date") or (ii) deemed timely filed by an order of the Bankruptcy Court prior to the Record Date, such Claim shall be disallowed in its entirety for voting purposes;

                           (e) For all persons or entities who timely filed a proof of claim reflecting a claim or portion of a claim that is contingent, such Claim shall be disallowed in its entirety for voting purposes, subject to the right of such holder to file a Rule 3018 Motion;

                           (f) If the Debtors have served and filed an objection to a Claim, such Claim shall be temporarily disallowed for voting purposes only and not for the purposes of the allowance or distribution, except to the extent and in the manner as may be set forth in the objection, including, without limitation, classification and priority of the Claim, subject to the right of such holder to file a Rule 3018 Motion;

                           (g) If a ballot is properly completed, executed and timely filed, but does not indicate an acceptance or rejection of the Plan, or indicates both an acceptance and rejection of the Plan, such Claim shall not be counted;

                           (h) Ballots casts in amounts in excess of their allowed amount will only be counted to the extent of the creditors' allowed Claim; and

                           (i) Ballots cast with respect to claims arising from defaults by the Debtors under an executory contract or unexpired lease shall not be counted if such executory contract or unexpired lease has not yet been assumed or rejected by the Debtors as of the date of the approval of the Disclosure Statement.

                  35.      The following ballots shall not be counted or

considered for any purpose in determining whether the Plan has been accepted or rejected:

                           (a) Any ballot received after the Voting Deadline unless the Debtors shall have granted an extension of the Voting Deadline with respect to such ballot;

                           (b) Any ballot that is illegible or contains insufficient information to permit the identification of the claimant;

                           (c) Any ballot cast by a person or entity that does not hold a claim in a class that is entitled to vote to accept or reject the Plan;

                           (d) Any ballot submitted by electronic or facsimile transmission; or

                           (e)      Any unsigned ballot.

                  36. Notwithstanding Rule 3018(a) of the Federal Rules of Bankruptcy Procedure, whenever two or more ballots are cast voting the same claim prior to the Voting Deadline, the latest dated ballot received prior to the Voting Deadline will be deemed to reflect the voter's intent and thus to supersede any prior ballots, provided, however, that where an ambiguity exists as to which ballot reflects the voter's intent, the Voting Agent may contact the creditor and calculate the vote according to such voter's written instructions. This procedure shall be without prejudice to the Debtors' right to object to the validity of the second ballot on any basis permitted by law, and, if the objection is sustained, to count the first ballot for all purposes. In addition, the Debtors may in their sole discretion allow a creditor to change its vote after the Voting Deadline without further order of the Court.

                  37. Claim splitting is not permitted. Creditors who vote must vote all of their claims within a particular class to either accept or reject the Plan.

                  38. If no votes to accept or reject the Plan are received with respect to a particular class, such class shall be deemed to have voted to accept the Plan.

                  39. Pursuant to Section 105(a) of the Bankruptcy Code, each Debtor shall be deemed to have (a) received all notices required under the Solicitation Procedures Order and (b) complied with all procedures necessary to be able to cast votes on the Plan with respect to their claims and interests. Each Debtor shall be deemed to have voted to accept the Plan with respect to, but not limited to, the Class 7 Intercompany Claims, without need for further action on their part.

         G.       Copies and Review of Documents
                  ------------------------------

                  40. Copies of the Plan and Disclosure Statement (including after the Exhibit Filing Date, all Exhibits, Schedules, and Appendices) and all pleadings and orders of the Bankruptcy Court are publicly available, at the Bankruptcy Court's general website address:
http://www.gasb.uscourts.gov (a PACER account is required).

                  41. Copies of the Plan and Disclosure Statement (including after the Exhibit Filing Date all Exhibits, Schedules, and Appendices) may also be obtained, at the Debtors' expense, by contacting the Debtors' Voting Agent, Kurtzman Carson Consultants LLC, 12910 Culver Blvd., Suite I, Los Angeles, California 90066, (866) 381-9100 or at the Voting Agent's website: http://www.kccllc.net/friedmans.

         So Ordered in Savannah, Georgia this 21st day of September, 2005


                                           /s/ Lamar W. Davis, Jr.
                                           -----------------------
                                           Honorable Lamar W. Davis, Jr.
                                           United States Bankruptcy Judge

Order prepared by:

John Wm. Butler, Jr.
George N. Panagakis
Mark A. McDermott
SKADDEN, ARPS, SLATE, MEAGHER
  & FLOM LLP
333 West Wacker Drive, Suite 2100
Chicago, Illinois 60606-1285
(312) 407-0700

and

Kathleen Horne (Ga. Bar No. 367456)
Dolly Chisholm (Ga. Bar No. 124922)
Matthew Mills (Ga. Bar No. 509718)
INGLESBY, FALLIGANT, HORNE, COURINGTON
  & CHISHOLM, A Professional Corporation
17 West McDonough Street, P.O. Box 1368
Savannah, Georgia 31402-1368
(912) 232-7000


Attorneys for Debtors and
  Debtors-in-Possession

------------------------------

(1) Class 7 is deemed to have accepted the Plan and need not be sent any solicitation materials.